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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 31, 1995
                                                  ------------------------------


                             THE SCORE BOARD, INC.
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            (Exact Name of Registrant as specified in its charter)

             New Jersey                   0-16913         22-2766077
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 (State or other jurisdiction of        (Commission   (I.R.S. Employer
  incorporation or organization)        File Number)   Identification No.)

            1951 Old Cuthbert Road, Cherry Hill, New Jersey   08034
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           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (609)  354-9000
                                                    ----------------------------
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ITEM 5.   OTHER EVENTS
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     On July 31, 1995, the Registrant entered into a three-year credit agreement with Congress Financial Corporation, a subsidiary of Corestates Financial Corp., pursuant to which the Registrant may borrow up to $12,000,000. The line of credit is collateralized by the assets of Registrant, and actual borrowings are limited to available credit, as defined in the credit agreement. The line of credit bears interest at a rate of two percent (2%) in excess of the prime rate, and replaces Registrant's previous credit facility with Mellon Bank, N.A.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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     The following Exhibits are filed as part of this report:

          10.1 Loan and Security Agreement, dated July 31,
               1995, by and between Congress Financial
               Corporation and The Score Board, Inc.
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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE SCORE BOARD, INC.


                                   By: /s/Ken Goldin
                                      ------------------------------
                                      Ken Goldin,
                                      Chairman of the Board,
                                      Chief Executive Officer
                                      and President
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                                 EXHIBIT INDEX
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
EXHIBIT
NUMBER         DESCRIPTION
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
10.1           Loan and Security Agreement, dated July
               31, 1995, by and between Congress Financial
               Corporation and The Score Board, Inc.